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                                                                 EXHIBIT 10.1(3)


                            CONTRIBUTION AGREEMENT
                            ----------------------
                            AND SECOND AMENDMENT TO
                            -----------------------
                       AGREEMENT OF LIMITED PARTNERSHIP
                       --------------------------------

     This CONTRIBUTION AGREEMENT AND SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") is entered into as of July 1, 1997, by and among Patriot American Hospitality, Inc., a Delaware corporation (the "REIT"), Patriot American Hospitality Partnership, L.P., a Virginia limited partnership (the "Operating Partnership"), PAH GP, Inc., a Delaware corporation, PAH LP, Inc., a Delaware limited partnership and PAH Allen Operating Corporation, a Delaware corporation.

     WHEREAS, the REIT is the surviving entity of a merger (the "Merger") by and between Patriot American Hospitality, Inc., a Virginia corporation and California Jockey Club, a Delaware corporation;

     WHEREAS the REIT is a 1% general partner and an approximately 84% limited partner of the Operating Partnership;

     WHEREAS, the REIT desires to contribute and transfer a portion of its assets as indicated on Schedule A attached hereto (the "Racetrack Interests") to
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the Operating Partnership (the "Partnership Contribution") in exchange for units of limited partnership interest ("Units") in the Operating Partnership to be issued to the REIT, and the Operating Partnership desires to accept such Racetrack Interests in consideration for Units as provided in this Agreement;

     WHEREAS, THE REIT further desires to contribute its 1% general partner interest (the "PAH Allen Interest") in PAH-GP Allen Partners, L.P., a Delaware limited partnership, to PAH Allen Operating Corporation in exchange for 100 shares of common stock, $.01 par value (the PAH Allen Common Stock"), of PAH Allen Operating Corporation, and PAH Allen Operating Corporation desires to accept such interest in consideration for the PAH Allen Common Stock as provided in this Agreement;

     WHEREAS, upon completion of the Contribution, the REIT further desires to contribute and transfer Units equal to a 1% general partner interest in the Operating Partnership to PAH GP, Inc. as additional paid-in capital, and PAH GP, Inc. desires to accept such interest;

     WHEREAS, upon the completion of the Contribution, the REIT further desires to contribute and transfer all remaining Units, equal to an approximately 84% limited partner interest, to PAH LP, Inc. as additional paid-in capital, and PAH LP, Inc. desires to accept such interest; and

     WHEREAS, the general partner desires to amend the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated April 11, 1997, as amended (the "Partnership Agreement"), to implement the amendments detailed herein.

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       NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Contributions
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        1.1 Contribution of Racetrack Interests. The REIT hereby contributes and
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transfers all right, title and interest in the Racetrack Interests as follows:
(a) 99% of the Racetrack Interests will be contributed to Patriot Racetrack Land LLC, a Delaware limited liability company of which the Operating Partnership is a 99% member, and Patriot Land Holding, LLC, a Delaware limited liability company, is a 1% member; and (b) 1% of the Racetrack Interests will be contributed to Patriot Land Holding, LLC, a Delaware limited liability company of which the Operating Company is the sole member. In consideration of such contribution and transfer, the Operating Partnership hereby issues to the REIT _____ Units. The price per Unit to be received by the REIT being $_____.

        1.2 Contribution of PAH Allen Interest. The REIT hereby contributes and
            ----------------------------------
transfers all right, title and interest in the PAH Allen Interest to PAH Allen Operating Corporation. In consideration of such contribution and transfer, PAH Allen Operating Corporation hereby issues to the REIT the PAH Allen Common Stock.

        1.3 Contribution of Units to PAH GP, Inc. The REIT hereby contributes
            -------------------------------------
and transfers all right, title and interest in _____ Units, representing a 1% general partner interest in the Operating Partnership, to PAH GP, Inc.

        1.4 Contribution of Units to PAH LP, Inc. The REIT hereby contributes
            -------------------------------------
and transfers all right, title and interest in _____ Units, representing an approximate 84% limited partner interest in the Operating Partnership, to PAH LP, Inc.

Section 2. Admission of Substitute Limited Partner.
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        2.1 Pursuant to the terms of this Agreement, the REIT has transferred
_____ Units to PAH LP, Inc. Pursuant to Section 9.03 of the Partnership Agreement, PAH LP, Inc. is hereby admitted as a Substitute Limited Partner (as defined in the Partnership Agreement) of the Operating Partnership and hereby agrees to become a party to and be bound by all of the terms and conditions of the Partnership Agreement.

        2.2 The admission of PAH LP, Inc. as a Substitute Limited Partner of the Operating Partnership shall become effective as of the date of this Agreement, which shall also be the date upon which the name of PAH LP, Inc. is recorded on the books and records of the Operating Partnership.

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Section 3.      Admission of Substitute General Partner.
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        3.1     Pursuant to Section 7.01(d) of the Partnership Agreement, PAH
GP, Inc. is hereby admitted as the Substitute General Partner (as defined in the Partnership Agreement) of the Operating Partnership) and hereby agrees to assume all of the obligations of the General Partner (as defined in the Partnership Agreement).

        3.2 The admission of PAH GP, Inc. as the Substitute General Partner of the Operating Partnership shall become effective as of the date of this Agreement, which shall also be the date upon which the name of PAH GP, Inc. is recorded on the books and records of the Operating Partnership.

Section 4.      Amendment to Partnership Agreement.
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        Pursuant to Article XI of the Partnership Agreement, the general partner of the Operating Partnership, on its own behalf and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement by deleting Exhibit A
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thereto in its entirety and replacing it with Exhibit A attached hereto.
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Section 5.      Miscellaneous.
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        5.1     Governing Law.  This Agreement shall be construed under and
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governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

        5.2     Execution in Counterparts.  For the convenience of the parties
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and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

        5.3     Amendments.  This Agreement may not be amended or modified, nor
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may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

                [Remainder of Page Intentionally Left Blank.]

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    IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

                                       PATRIOT AMERICAN HOSPITALITY,
                                       INC., a Delaware corporation

                                       By: /s/ Paul A. Nussbaum
                                          ----------------------------
                                          Name: Paul A. Nussbaum
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

                                       PATRIOT AMERICAN HOSPITALITY
                                       PARTNERSHIP, L.P.
                                       By: Patriot American Hospitality, Inc., a
                                           Delaware corporation, its general
                                           partner

                                       By: /s/ Paul A. Nussbaum
                                          ----------------------------
                                          Name: Paul A. Nussbaum
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

                                       SUBSTITUTE GENERAL PARTNER

                                       PAH GP, INC., a Delaware corporation

                                       By: /s/ Paul A. Nussbaum
                                          ----------------------------
                                          Name: Paul A. Nussbaum
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

                                       PAH LP, INC., a Delaware corporation

                                       By: /s/ Paul A. Nussbaum
                                          ----------------------------
                                          Name: Paul A. Nussbaum
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

                                       PAH ALLEN OPERATING CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Paul A. Nussbaum
                                          ----------------------------
                                           Name: Paul A. Nussbaum
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

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                                                                      SCHEDULE A
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           The REIT will contribute to the Operating Partnership all of its tangible and intangible assets, with the exception of the following:

           (i)   The PAH Allen Interest.

           (ii) The REIT's limited partnership Units and general partnership Units in the Operating Partnership.

           (iii) Non-subordinated ground lease entered into between the REIT and Borders, Inc. in November 1996.

           (iv) The land, including any and all improvements thereon, owned by California Jockey Club prior to the Merger.

           (v) Any and all contracts of the REIT which require third party consent upon assignment.

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                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP,L.P.

                   ADDITIONAL LIMITED PARTNER SIGNATURE PAGE


   The undersigned, desiring to become an additional Limited Partner of Patriot American Hospitality Partnership, L.P. (the "Partnership"), hereby becomes a party to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), The undersigned agrees that his signature page may be attached to any counterpart copy of the Partnership Agreement.


                                     PAH LP, Inc., a Delaware corporation

                                     By: /s/ Paul A. Nussbaum
                                         --------------------------------
                                         Name: Paul A. Nussbaum
                                         Title: Chairman of the Board and Chief
                                                Executive Officer

   By the Limited Partner's execution hereof, such Limited Partner:

   (i)   grants a power of attorney under Section 8.02 of the Partnership
Agreement;

   (ii) represents and warrants to the General Partner, to the Company and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest; and

   (iii) agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in clause (ii) above and similarly agree not sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

    All capitalized terms used but not specifically defined herein shall have the meaning ascribed to them in the Partnership Agreement.

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